UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 12, 2019
(Date of earliest event reported)

Advanced Disposal Services, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-37904	90-0875845
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Fort Wade Road
Ponte Vedra, Florida 32081
(Address of Principal Executive Offices)

(904) 737-7900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ADSW	New York Stock Exchange

Item 8.01          Other Events.

As previously disclosed and reported in the Current Report on Form 8-K filed on April 15, 2019 by Advanced Disposal Services, Inc. (the “Company” or “Advanced Disposal”) with the U.S. Securities and Exchange Commission (the “SEC”), on April 14, 2019, Advanced Disposal, Waste Management, Inc., a Delaware corporation (“Waste Management”) and Everglades Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Waste Management (“Merger Sub”) entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Advanced Disposal, and Advanced Disposal will continue as the surviving company and an indirect, wholly-owned subsidiary of Waste Management (the “Merger”).

On May 9, 2019, each of Advanced Disposal and Waste Management filed its respective premerger notification and report with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).  As part of the parties’ continuing cooperation with the DOJ and in order to provide the DOJ with additional time for review, Advanced Disposal and Waste Management voluntarily withdrew the premerger notification and report on June 10, 2019 and then refiled the premerger notification and report on June 12, 2019.

On July 12, 2019, Advanced Disposal and Waste Management each received a request for additional information and documentary materials (collectively, the “Second Request”) from the DOJ in connection with the DOJ’s review of the Merger.  The effect of the Second Request is to extend the waiting period imposed under the HSR Act until the 30th day after substantial compliance by Advanced Disposal and Waste Management with the Second Request, unless the waiting period is terminated earlier by the DOJ.  The parties have been working cooperatively with the DOJ and will continue to do so.  The parties continue to expect to complete the Merger during the first quarter of 2020, subject to the satisfaction or waiver of the closing conditions specified in the Merger Agreement.

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Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation:  (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to secure the termination or expiration of any waiting period applicable under the HSR Act, and (c) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Waste Management a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission, including Advanced Disposal’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company has no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DISPOSAL SERVICES, INC.

Date: July 17, 2019	By:	/s/ Jeffrey C. Everett
Jeffrey C. Everett
Vice President, Associate General Counsel